Exhibit 99.1

Permex Petroleum Announces Close of Warrant Exercise Incentive Program

DALLAS, July 11, 2023 – Permex Petroleum Corporation (CSE: OIL) (OTCQB: OILCF) (FSE: 75P) (“Permex” or the “Company”), is pleased to announce the close of its warrant exercise program (the “Program”), as previously announced by the Company in its news releases dated May 18, 2023 and June 16, 2023 (the “Initial News Releases”). Pursuant to the Program, the Company amended the outstanding unlisted common share purchase warrants of the Company (the “Eligible Warrants”) to USD$2.86 per Eligible Warrant from May 18, 2023 to June 30, 2023 (the “Exercise Deadline”).

Pursuant to the Program, an aggregate of 273,410 Eligible Warrants were exercised for aggregate gross proceeds of approximately USD$781,952. As a result, the Company issued an aggregate of 273,410 common shares in the capital of the Company (each, a “Share”) and 273,410 common share purchase warrants (each, an “Incentive Warrant”). Each Incentive Warrant is exercisable for one Share for a period of 5 years from the Exercise Deadline, at a price of USD$4.50 per Share. In connection with the Program, the Company agreed to pay a finder’s fee of $62,556 and issue an aggregate of 21,872 non-transferable finder’s warrants (the “Finder’s Warrants”) on the same terms as the Incentive Warrants, to ThinkEquity, an arm’s length party, as financial advisor.

Permex anticipates using the proceeds from the Program for working capital purposes. For additional information on the Program, please refer to the Initial News Releases.

The Incentive Warrants, Finder’s Warrants and any securities issuable on the exercise thereof, are subject to a four-month hold period from the date of issuance pursuant to applicable Canadian securities laws, in addition to such other restrictions as may apply under applicable securities laws of jurisdictions outside of Canada. None of the securities issued in connection with the Program are registered under the United States Securities Act of 1933, as amended (the “1933 Act”), and none of them may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the 1933 Act. The Company has agreed to file a registration statement with the U.S. Securities and Exchange Commission to register the Shares within 30 days of the end of the Exercise Deadline. This news release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the securities in any state where such offer, solicitation, or sale would be unlawful.

Contact Information

Permex Petroleum Corporation

Mehran Ehsan

President, Chief Executive Officer & Director

(469) 804-1306

Gregory Montgomery

Chief Financial Officer

(469) 804-1306

Or for investor relations, please contact:

Renmark Financial Communications Inc.

Steve Hosein: shosein@renmarkfinancial.com

Tel.: (416) 644-2020 or (212)-812-7680

www.renmarkfinancial.com

Forward Looking Statements

This release includes certain statements and information that may constitute forward-looking information within the meaning of applicable Canadian and United States securities laws. Forward-looking statements relate to future events or future performance and reflect the expectations or beliefs of management of the Company regarding future events. Generally, forward-looking statements and information can be identified by the use of forward-looking terminology such as “intends” or “anticipates”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would” or “occur”. This information and these statements, referred to herein as “forward-looking statements”, are not historical facts, are made as of the date of this news release and include without limitation, statements regarding discussions of future plans, estimates and forecasts and statements as to management’s expectations and intentions with respect to, among other things: the anticipated use of proceeds from the Program.

These forward-looking statements involve numerous risks and uncertainties and actual results might differ materially from results suggested in any forward-looking statements. These risks and uncertainties include, among other things: delays in obtaining or failures to obtain required regulatory approvals for the Program from the Canadian Securities Exchange; and the inability of the Company to apply the proceeds of the Program as intended.

In making the forward-looking statements in this news release, the Company has applied several material assumptions, including without limitation, that: the Company will be able to apply the proceeds of the Program as intended.

Although management of the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements or forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements and forward-looking information. Readers are cautioned that reliance on such information may not be appropriate for other purposes. The Company does not undertake to update any forward-looking statement, forward-looking information or financial out-look that are incorporated by reference herein, except in accordance with applicable securities laws. We seek safe harbor.